Exhibit 99.1

Delinquencies and Net Charge-Offs

The following Supplemental Data provides historical information relating to (1) delinquency experience as of the dates indicated for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans and lines of credit (as indicated in the headings below), including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached, (2) static pool net charge-off data for such term loans originated in the particular year or quarter specified in such net charge-off table and (3) annualized net charge-off data for such term loans and lines of credit (as indicated in the headings below) as of the particular year or quarter specified in such annualized net charge-off table.

Term Loan Delinquency Experience1, 2

	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Number of Term Loans Outstanding	21,409	20,445	18,027	11,951	10,473	19,576	21,116
Aggregate Unpaid Principal Balance	$1,232,053,261	$1,081,407,606	$958,048,846	$564,833,713	$402,659,159	$855,865,052	$892,216,278

	Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$30,882,336	$34,595,627	$41,980,019	$15,395,906	$14,295,617	$27,535,137	$29,859,987
15-29 missed payment factor	$23,933,022	$26,264,683	$25,013,844	$7,018,340	$11,737,335	$18,005,152	$17,017,747
30-44 missed payment factor	$18,624,782	$22,313,096	$20,890,824	$5,985,236	$4,681,417	$13,677,209	$12,643,866
45-59 missed payment factor	$16,505,861	$20,230,938	$14,293,284	$4,307,708	$3,017,883	$12,827,053	$12,090,837
60+ non-write off paying	$45,242,828	$26,936,769	$15,727,287	$14,702,587	$50,274,475	$17,877,544	$18,208,895
60+ non-write off not paying	$11,548,935	$18,655,548	$12,841,244	$6,794,343	$15,395,179	$26,591,630	$11,970,251
Total 61+ DPD	$56,791,763	$45,592,317	$28,568,531	$21,496,930	$65,669,654	$44,469,174	$30,179,146

	Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.51%	3.20%	4.38%	2.73%	3.55%	3.22%	3.35%
15-29 missed payment factor	1.94%	2.43%	2.61%	1.24%	2.91%	2.10%	1.91%
30-44 missed payment factor	1.51%	2.06%	2.18%	1.06%	1.16%	1.60%	1.42%
45-59 missed payment factor	1.34%	1.87%	1.49%	0.76%	0.75%	1.50%	1.36%
60+ non-write off paying	3.67%	2.49%	1.64%	2.60%	12.49%	2.09%	2.04%
60+ non-write off not paying	0.94%	1.73%	1.34%	1.20%	3.82%	3.11%	1.34%

1 The delinquency experience is measured by the missed payment factors of the term loans in the Term Loan Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month.

2 Paid off Term Loans are viewed as $0 Unpaid Principal Balance.

Line of Credit Delinquency Experience3, 4

	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Number of Lines of Credit Outstanding	28,149	19,195	19,756	16,547	15,448	16,672	15,223
Aggregate Unpaid Principal Balance	$556,419,013	$333,457,534	$282,699,515	$187,967,324	$155,589,302	$270,416,296	$181,065,400

	Unpaid Principal Balance of Past Due Lines of Credit
1-14 missed payment factor	$15,129,970	$9,265,803	$7,587,935	$2,719,867	$3,096,655	$5,563,570	$3,142,169
15-29 missed payment factor	$14,268,337	$5,601,523	$4,472,181	$1,305,146	$1,553,464	$3,390,316	$2,057,493
30-44 missed payment factor	$8,758,919	$4,596,375	$3,469,618	$909,273	$909,064	$3,085,334	$1,808,989
45-59 missed payment factor	$6,009,457	$4,437,468	$2,363,179	$640,028	$957,284	$2,326,662	$1,039,825
60+ non-write off paying	$5,732,864	$5,678,597	$2,173,499	$2,066,120	$8,537,274	$1,950,686	$1,257,142
60+ non-write not off paying	$8,306,417	$5,884,622	$1,597,465	$2,081,177	$4,316,810	$5,099,439	$3,255,459
Total 61+ missed payment factor	$14,039,282	$11,563,219	$3,770,964	$4,147,297	$12,854,084	$7,050,124	$4,512,602

	Lines of Credit past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.76%	2.82%	2.72%	1.47%	2.02%	2.08%	1.75%
15-29 missed payment factor	2.60%	1.71%	1.60%	0.70%	1.01%	1.27%	1.15%
30-44 missed payment factor	1.60%	1.40%	1.25%	0.49%	0.59%	1.15%	1.01%
45-59 missed payment factor	1.10%	1.35%	0.85%	0.35%	0.62%	0.87%	0.58%
60+ non-write off paying	1.05%	1.73%	0.78%	1.12%	5.56%	0.73%	0.70%
60+ non-write off not paying	1.52%	1.79%	0.57%	1.12%	2.81%	1.91%	1.82%

3 The delinquency experience is measured by the missed payment factors of the line of credit loans in the Line of Credit Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month. Historically, line of credit loans have been weekly pay loans.

4 Dormant Lines of Credit are viewed as $0 Unpaid Principal Balance.

Term Loan Cumulative Net Charge-Off Experience[5]
Origination Vintages (based on calendar year or quarter): Overall

	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
Number of Loans Originated	6,780	6,494	5,998	6,545	23,999	23,008	15,091	10,944	28,717	31,070
Aggregate Original Principal Balance	579,813,208	569,073,421	490,579,522	523,136,590	1,814,411,411	1,647,779,313	951,026,442	658,440,346	1,708,671,260	1,835,659,879
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[6]
Months Since Origination	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%
2		0.01%	0.00%	0.00%	0.00%	0.01%	0.03%	0.01%	0.03%	0.04%
3		0.19%	0.00%	0.00%	0.00%	0.03%	0.09%	0.15%	0.07%	0.10%
4		0.83%	0.48%	0.05%	0.14%	0.27%	0.30%	0.39%	0.23%	0.28%
5			1.51%	0.77%	0.82%	1.23%	0.89%	0.72%	0.83%	0.82%
6			2.87%	1.83%	1.98%	2.54%	1.83%	1.30%	1.71%	1.75%
7			4.20%	3.14%	3.16%	3.81%	2.67%	1.90%	2.56%	2.77%
8				4.35%	4.45%	5.15%	3.72%	2.71%	3.57%	3.79%
9				5.38%	5.74%	6.36%	4.44%	3.53%	4.51%	4.65%
10				6.10%	6.86%	7.41%	5.17%	4.20%	5.39%	5.40%
11					7.72%	8.40%	5.72%	4.62%	6.25%	5.85%
12					8.49%	9.17%	6.25%	4.98%	6.85%	6.28%
13					9.04%	9.96%	6.54%	5.21%	7.39%	6.63%
14						10.59%	6.72%	5.42%	7.80%	6.92%
15						11.02%	6.89%	5.46%	8.22%	7.12%
16						11.37%	7.04%	5.60%	8.50%	7.29%
17						11.66%	7.18%	5.64%	8.76%	7.44%
18						11.85%	7.28%	5.65%	8.87%	7.62%
19						12.02%	7.33%	5.68%	8.98%	7.71%
20						12.12%	7.39%	5.73%	9.01%	7.81%
21						12.21%	7.37%	5.69%	9.04%	7.84%
22						12.28%	7.38%	5.69%	9.07%	7.86%
23						12.29%	7.38%	5.63%	9.07%	7.87%
24						12.27%	7.35%	5.59%	9.06%	7.87%
25						12.26%	7.33%	5.58%	9.02%	7.87%
26							7.29%	5.55%	8.99%	7.86%
27							7.23%	5.47%	8.94%	7.84%
28							7.20%	5.42%	8.89%	7.82%
29							7.19%	5.37%	8.83%	7.81%
30							7.16%	5.35%	8.77%	7.79%

5 The historical information in the tables in this section reflect net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the Seller and/or On Deck Capital, Inc. in accordance with their then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller and/or On Deck Capital, Inc. in accordance with their Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3. The data shown above for the referenced annual or quarterly vintages represents the loans originated during such year or quarter as a static pool, and illustrates how such vintages have performed given equivalent months of seasoning.

6 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score < 470

	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
Number of Loans Originated	52	39	52	11	245	795	834	331	1,034	1,753
Aggregate Original Principal Balance	2,386,000	2,350,500	2,495,000	307,000	14,498,930	28,105,756	27,059,170	8,521,102	26,174,248	42,028,278
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[7]

Months Since Origination	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2		0.00%	0.00%	0.00%	0.00%	0.00%	0.17%	0.00%	0.10%	0.24%
3		0.00%	0.00%	0.00%	0.00%	0.00%	0.21%	0.14%	0.15%	0.56%
4		0.00%	0.00%	0.00%	0.68%	0.56%	0.71%	0.14%	0.39%	1.23%
5			0.69%	0.00%	6.18%	4.09%	3.08%	0.72%	2.51%	2.99%
6			15.93%	5.65%	10.26%	6.98%	8.09%	1.50%	4.61%	5.75%
7			16.26%	9.95%	13.10%	11.02%	10.65%	3.26%	6.64%	8.96%
8				18.64%	13.89%	13.40%	13.53%	5.03%	8.64%	12.17%
9				18.64%	14.34%	15.71%	15.63%	5.79%	10.32%	13.87%
10				18.60%	16.70%	17.23%	16.55%	6.44%	11.83%	14.89%
11					18.50%	18.52%	16.27%	7.41%	12.68%	15.52%
12					20.74%	19.83%	16.65%	8.31%	13.77%	15.82%
13					21.71%	20.86%	16.78%	8.46%	13.89%	16.44%
14						21.03%	17.13%	8.86%	13.98%	16.74%
15						21.25%	17.15%	9.06%	14.05%	16.92%
16						21.23%	17.10%	9.31%	14.73%	16.93%
17						21.23%	17.09%	9.44%	14.81%	16.92%
18						21.33%	17.09%	9.36%	14.61%	16.92%
19						21.25%	16.44%	9.33%	14.66%	16.84%
20						21.46%	16.39%	9.04%	14.57%	16.79%
21						21.41%	16.35%	9.01%	14.49%	16.75%
22						21.60%	16.26%	8.97%	14.33%	16.71%
23						21.62%	16.20%	8.88%	14.36%	16.66%
24						21.74%	16.12%	8.83%	14.27%	16.60%
25						21.58%	16.03%	8.65%	14.16%	16.56%
26							15.95%	8.57%	14.04%	16.48%
27							15.86%	8.48%	13.90%	16.34%
28							15.81%	8.41%	13.79%	16.16%
29							15.72%	8.33%	13.77%	16.09%
30							15.66%	8.16%	13.65%	16.06%

7 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 470-499

	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
Number of Loans Originated	828	749	741	534	2,087	4,114	3,082	1,510	4,600	5,856
Aggregate Original Principal Balance	43,328,058	40,296,799	35,844,479	25,217,009	110,247,400	203,280,181	150,873,809	57,734,557	176,893,016	229,466,667
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[8]

Months Since Origination	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2		0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.09%	0.05%
3		0.62%	0.00%	0.00%	0.00%	0.00%	0.06%	0.24%	0.28%	0.19%
4		1.16%	1.12%	0.02%	0.27%	0.61%	0.55%	0.97%	0.79%	0.69%
5			2.58%	1.32%	1.81%	3.19%	1.96%	1.59%	2.21%	1.96%
6			5.95%	3.59%	4.02%	6.16%	4.40%	2.83%	4.75%	4.11%
7			8.25%	6.28%	6.75%	8.59%	6.36%	3.78%	6.36%	6.21%
8				7.77%	9.43%	11.29%	9.46%	4.81%	8.35%	7.99%
9				8.85%	10.86%	13.37%	11.29%	6.64%	10.01%	9.73%
10				10.03%	12.86%	14.83%	12.95%	7.32%	11.10%	11.07%
11					14.71%	16.81%	14.15%	8.11%	12.81%	12.00%
12					15.90%	18.19%	15.37%	8.95%	13.95%	12.56%
13					16.98%	19.73%	15.88%	9.57%	14.71%	13.05%
14						20.71%	16.16%	9.90%	15.30%	13.50%
15						21.31%	16.24%	9.88%	15.63%	13.86%
16						21.99%	16.55%	10.33%	16.00%	14.09%
17						22.44%	16.72%	10.26%	16.22%	14.28%
18						22.68%	17.04%	10.26%	16.26%	14.50%
19						23.06%	17.03%	10.16%	16.28%	14.54%
20						23.30%	17.21%	10.11%	16.21%	14.53%
21						23.36%	17.09%	9.87%	16.11%	14.61%
22						23.54%	17.04%	9.99%	16.06%	14.53%
23						23.53%	17.07%	9.88%	15.95%	14.52%
24						23.50%	17.04%	9.84%	15.94%	14.51%
25						23.43%	16.99%	9.82%	15.91%	14.47%
26							16.99%	9.68%	15.83%	14.44%
27							16.93%	9.57%	15.76%	14.37%
28							16.87%	9.44%	15.71%	14.35%
29							16.87%	9.30%	15.62%	14.31%
30							16.82%	9.16%	15.49%	14.23%

8 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 500-529
	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
Number of Loans Originated	2,473	2,385	2,242	2,535	9,770	8,793	4,793	3,282	8,710	9,007
Aggregate Original Principal Balance	172,888,067	171,186,815	148,923,195	159,269,428	597,482,507	595,240,252	291,543,858	176,638,609	472,486,919	496,682,710
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[9]

Months Since Origination	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%
2		0.00%	0.00%	0.00%	0.00%	0.01%	0.06%	0.00%	0.03%	0.06%
3		0.20%	0.00%	0.00%	0.01%	0.06%	0.15%	0.24%	0.09%	0.14%
4		1.13%	0.61%	0.07%	0.18%	0.33%	0.45%	0.60%	0.33%	0.35%
5			2.22%	1.56%	1.20%	1.57%	1.01%	1.19%	1.21%	1.29%
6			4.09%	3.47%	2.87%	3.21%	2.06%	2.15%	2.28%	2.52%
7			6.06%	5.93%	4.50%	4.90%	3.11%	3.26%	3.47%	3.96%
8				7.78%	6.29%	6.66%	4.05%	4.40%	4.79%	5.20%
9				9.21%	8.18%	8.31%	4.85%	5.64%	6.29%	6.34%
10				9.99%	9.67%	10.04%	5.83%	6.43%	7.54%	7.45%
11					10.81%	11.21%	6.55%	7.21%	8.91%	8.10%
12					11.96%	12.14%	7.35%	7.74%	9.73%	8.71%
13					12.76%	13.16%	7.79%	8.05%	10.57%	9.05%
14						14.11%	8.05%	8.38%	11.15%	9.41%
15						14.77%	8.38%	8.48%	11.65%	9.64%
16						15.29%	8.60%	8.58%	11.90%	9.80%
17						15.66%	8.80%	8.62%	12.35%	10.08%
18						15.95%	8.91%	8.67%	12.52%	10.32%
19						16.11%	9.02%	8.68%	12.66%	10.49%
20						16.15%	9.04%	8.81%	12.68%	10.60%
21						16.34%	9.05%	8.78%	12.69%	10.61%
22						16.36%	9.05%	8.74%	12.69%	10.69%
23						16.42%	9.02%	8.70%	12.76%	10.69%
24						16.40%	8.98%	8.62%	12.70%	10.70%
25						16.43%	8.97%	8.65%	12.71%	10.72%
26							8.92%	8.66%	12.68%	10.72%
27							8.79%	8.56%	12.63%	10.68%
28							8.71%	8.48%	12.54%	10.66%
29							8.72%	8.43%	12.42%	10.64%
30							8.67%	8.37%	12.34%	10.62%

9 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 530-559
	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
Number of Loans Originated	2,293	2,309	2,096	2,363	8,000	5,922	3,834	3,341	8,337	8,263
Aggregate Original Principal Balance	228,472,985	228,893,754	202,874,437	214,581,685	692,790,432	500,695,163	275,356,612	219,069,951	541,410,531	557,559,854
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[10]

Months Since Origination	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2		0.01%	0.00%	0.00%	0.00%	0.00%	0.02%	0.02%	0.03%	0.02%
3		0.21%	0.00%	0.00%	0.00%	0.02%	0.06%	0.15%	0.03%	0.07%
4		1.02%	0.47%	0.06%	0.09%	0.16%	0.15%	0.33%	0.15%	0.22%
5			1.52%	0.49%	0.58%	0.52%	0.51%	0.63%	0.63%	0.46%
6			2.38%	1.04%	1.55%	1.37%	0.83%	1.06%	1.43%	1.17%
7			3.43%	1.98%	2.58%	2.13%	1.25%	1.40%	2.26%	1.94%
8				3.27%	3.72%	3.06%	1.86%	2.04%	3.15%	2.86%
9				4.37%	4.94%	3.92%	2.20%	2.52%	3.94%	3.57%
10				5.29%	5.88%	4.51%	2.57%	3.24%	4.79%	4.10%
11					6.58%	5.31%	3.01%	3.57%	5.51%	4.44%
12					7.27%	5.94%	3.24%	3.76%	6.05%	4.89%
13					7.63%	6.46%	3.49%	3.96%	6.57%	5.27%
14						6.88%	3.62%	4.22%	6.94%	5.52%
15						7.18%	3.80%	4.24%	7.47%	5.72%
16						7.42%	3.86%	4.45%	7.81%	5.92%
17						7.68%	4.02%	4.57%	8.05%	6.06%
18						7.79%	4.07%	4.49%	8.17%	6.22%
19						7.96%	4.22%	4.49%	8.32%	6.34%
20						8.09%	4.29%	4.57%	8.40%	6.47%
21						8.16%	4.28%	4.54%	8.46%	6.50%
22						8.28%	4.32%	4.50%	8.51%	6.52%
23						8.27%	4.36%	4.40%	8.47%	6.54%
24						8.26%	4.31%	4.37%	8.49%	6.53%
25						8.24%	4.30%	4.34%	8.44%	6.53%
26							4.24%	4.29%	8.35%	6.53%
27							4.22%	4.20%	8.30%	6.51%
28							4.22%	4.16%	8.26%	6.51%
29							4.23%	4.09%	8.24%	6.49%
30							4.20%	4.08%	8.17%	6.46%

10 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 560+
	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
Number of Loans Originated	1,134	1,012	867	1,102	3,897	3,384	2,548	2,480	6,036	6,191
Aggregate Original Principal Balance	132,738,098	126,345,553	100,442,411	123,761,468	399,392,141	320,457,960	206,192,993	196,476,127	491,706,545	509,922,369
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[11]

Months Since Origination	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019	2018
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2		0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.03%	0.00%	0.00%
3		0.00%	0.00%	0.00%	0.00%	0.02%	0.03%	0.04%	0.00%	0.01%
4		0.00%	0.08%	0.00%	0.10%	0.07%	0.07%	0.10%	0.01%	0.01%
5			0.08%	0.15%	0.21%	0.21%	0.14%	0.16%	0.10%	0.05%
6			0.60%	0.71%	0.52%	0.45%	0.14%	0.36%	0.24%	0.25%
7			1.27%	0.90%	0.85%	0.75%	0.20%	0.65%	0.45%	0.47%
8				1.07%	1.26%	1.02%	0.27%	1.22%	0.86%	0.85%
9				1.45%	1.76%	1.31%	0.38%	1.75%	1.13%	1.14%
10				1.67%	2.38%	1.53%	0.52%	2.26%	1.58%	1.50%
11					2.75%	1.79%	0.61%	2.33%	1.81%	1.64%
12					2.94%	2.07%	0.66%	2.54%	2.06%	1.81%
13					3.27%	2.31%	0.67%	2.61%	2.26%	2.05%
14						2.50%	0.70%	2.62%	2.52%	2.24%
15						2.62%	0.72%	2.65%	2.79%	2.35%
16						2.68%	0.80%	2.64%	2.96%	2.47%
17						2.76%	0.80%	2.62%	3.09%	2.53%
18						2.91%	0.83%	2.71%	3.16%	2.67%
19						2.97%	0.81%	2.82%	3.25%	2.69%
20						3.03%	0.82%	2.83%	3.29%	2.80%
21						3.02%	0.81%	2.84%	3.33%	2.81%
22						3.01%	0.85%	2.87%	3.40%	2.84%
23						2.98%	0.85%	2.85%	3.43%	2.88%
24						2.91%	0.85%	2.82%	3.43%	2.87%
25						2.91%	0.84%	2.85%	3.38%	2.87%
26							0.84%	2.82%	3.40%	2.88%
27							0.83%	2.79%	3.38%	2.89%
28							0.82%	2.77%	3.37%	2.88%
29							0.79%	2.75%	3.33%	2.89%
30							0.77%	2.80%	3.31%	2.90%

11 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Term Loan Annualized Net Charge-Offs Experience12

	As of 12/31/24	2023	2022	2021	2020	2019	2018
Average Number of Term Loans Outstanding	21,369	19,037	15,168	10,393	15,214	20,913	19,319
Average Aggregate Unpaid Principal Balance	1,165,930,299	993,225,017	758,591,113	442,684,455	632,006,246	867,112,999	834,373,964
Net Charge-offs	204,470,169	179,053,893	79,759,902	24,065,421	132,424,601	129,489,502	101,464,659
Annualized Net Charge-off Rate	17.54%	18.03%	10.51%	5.44%	20.95%	14.93%	12.16%

Line of Credit Annualized Net Charge-Offs Experience13

	As of 12/31/24	2023	2022	2021	2020	2019	2018
Average Number of Lines of Credit Outstanding	23,523	18,378	18,192	15,876	16,255	16,083	13,953
Average Aggregate Unpaid Principal Balance	445,036,918	299,483,407	230,467,628	167,272,754	215,144,875	226,753,702	148,768,339
Net Charge-offs	65,186,241	42,524,402	14,719,938	7,849,107	32,804,478	22,555,856	12,410,990
Annualized Net Charge-off Rate	14.65%	14.20%	6.39%	4.69%	15.25%	9.95%	8.34%

12 The historical information in this table reflects net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the Seller and/or On Deck Capital, Inc in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller and/or On Deck Capital, Inc in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.

13 The historical information in this table reflects net charge-offs in respect of the Line of Credit Comparable Serviced Portfolio that were charged-off by the Seller in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.